UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 4, 2008

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry St., Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                             Unregistered Sales of Equity Securities

                Pursuant to cashless exercises, (i) on February 19, 2008, Dynamis Energy Fund, Ltd. exercised warrants into 2,849 shares of common stock of Cano Petroleum, Inc. (“Cano”) and Dynamis Energy Fund, LP exercised warrants into 12,981 shares of Cano common stock; (ii) on February 28, 2008, Europa International, Inc. and Knoll Capital Fund II Master Fund, Ltd. each exercised warrants into 19,079 shares of Cano common stock for an aggregate of 38,158 shares of Cano common stock; (iii) on February 29, 2008, Ridgecrest Partners Ltd. exercised warrants into 844 shares of Cano common stock, Ridgecrest Partners QP, L.P. exercised warrants into 3,246 shares of Cano common stock, Advantage Advisors Catalyst International, Ltd. exercised warrants into 1,201 shares of Cano common stock and Advantage Advisors Catalyst Partners, L.P. exercised warrants into 1,201 shares of Cano common stock; and (iv) on March 6, 2008, Investor Company, as nominee for Trapeze Asset Management, Inc., exercised warrants into 987 shares of Cano common stock, Investor Company, as nominee for Trapeze Capital Corp., exercised warrants into 156 shares of Cano common stock, Investor Company, as nominee for Derek Askey, exercised warrants into 428 shares of Cano common stock and Investor Company, as nominee for Lois A. Bauer, exercised warrants into 52 shares of Cano common stock.  The warrant exercise price was $4.79 per share.  Since these were cashless exercises, the shares of Cano common stock were issued in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

                On February 28, 2008, Band & Co., as nominee for Trapeze Asset Management, Inc., exercised warrants into 950 shares of Cano common stock.  On March 3, 2008, ING Global Resources Portfolio exercised warrants into 283,750 shares of Cano common stock.  On March 4, 2008, the William Herbert Hunt Trust Estate exercised warrants into 125,000 shares of Cano common stock.  On March 5, 2008, CamCap Energy Offshore Master Fund, L.P. exercised warrants into 53,750 shares of Cano common stock and Touradji Global Resources Master Fund and Touradji DeepRock Master Fund, Ltd. each exercised warrants into 62,500 shares of Cano common stock for an aggregate of 125,000 shares of Cano common stock.  On March 6, 2008, Investor Company, as nominee for Trapeze Asset Management, Inc., exercised warrants into 354,545 shares of Cano common stock and Investor Company, as nominee for Trapeze Capital Corp., exercised warrants into 141,350 shares of Cano common stock.  These exercises were made in cash at an exercise price of $4.79 per share.  The shares of Cano common stock were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or the exemption from registration provided by Rule 506 promulgated by the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: March 10, 2008

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and Chief Financial Officer